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                                                                   EXHIBIT 3.159


DEAN HELLER
Secretary of State
206 North Carson Street
carson city, Newada 89701-4299
(775) 6845708
Website: secretaryofstate.biz

[ILLEGIBLE]

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
Important: Read attached instructions before completing form.             ABOVE SPACE IS FOR OFFICE USE ONLY
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1. Name of Corporation:            U-Haul Self-Storage Management (WPC), Inc.
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2. Resident Agent                  The Corporation Trust Company of Nevada
   Name and Street             -----------------------------------------------------------------------------
   Address:                    Name
   [ILLEGIBLE]                      6100 Neil Road, Suite 500              Reno        NEVADA       89511
                               ----------------------------------------------------               ----------
                               Street Address                              City                    Zip Code
                               ----------------------------------------------------   --------    ----------
                               Optional Mailing Address                    City       State        Zip Code
------------------------------------------------------------------------------------------------------------
3. Shares:                     Number of shares                             Number of shares
   (Number of shares           with par value: 1,000   Par value: $ .01     without par value:     0
   corporation authorized
   to issue)
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4. Names &                     1. Edward J. Shoen
   Addresses,                  -----------------------------------------------------------------------------
   of Board of                 Name
   Directors/Trustees:                 2721 N. Central Avenue              Phoenix       AZ         85004
   [ILLEGIBLE]                 ----------------------------------------------------   --------    ----------
                               Street Address                                City       State      Zip Code

                               2. John C. Taylor
                               -----------------------------------------------------------------------------
                               Name
                                   2721 N. Central Avenue                  Phoenix       AZ         85004
                               ----------------------------------------------------   --------    ----------
                               Street Address                                City       State      Zip Code

                               3.
                               ----------------------------------------------------------------------------
                               Name

                               ----------------------------------------------------,  --------    ----------
                               Street Address                                City       State      Zip Code
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5. Purpose                     The purpose of this Corporation shall be:
   [ILLEGIBLE]                     To engage in any and all lawful activities authorized by law.
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6. Names, Address              Jennifer M. Settles                   /s/ Jennifer M. Settles
   and Signature of            ---------------------------------     ---------------------------------------
   Incorporator;               Name                                  Signature
   [ILLEGIBLE]                       2721 N. Central Avenue                Phoenix       AZ         85004
                               ----------------------------------------------------   --------    ----------
                               Address                                       City      State       Zip Code
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7. Certificate of              I hereby accept appointment for the above named corporation.
   Acceptance of               The Corporation Trust Company of Nevada
   Appointment of              /s/ [ILLEGIBLE]                               9th day of January, 2004
   Resident Agent:             -----------------------------------------  ---------------------------------
                               Authorized Signature of R.A. or On Behalf   Date
                               of R.A. Company
                               Cardice T. Mallernee, Asst. Secy.
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This form must be accompanied by appropriate fees. See attached fee schedule.